UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

ENTREMETRIX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-33109	81-0444479
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 798-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings"), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On July 25, 2005, the Board of Directors of the Registrant ratified and approved the issuance of 6,000,000 unregistered shares of common stock to each of George LeFevre, the Treasurer, Secretary and a Director of the Registrant, and Scott Absher, the President and a Director of the Registrant, and the Registrant entered into a Shares for Debt Agreement with each of them on the same date. The consideration received by the Registrant consisted of $60,000, in services rendered by each of Mr. LeFevre and Mr. Absher during the period from April 1, 2005 through June 30, 2005, and a full release from any other claims for compensation relating to such period.

These transactions were effected under Section 4(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering. The recipients of securities in each such transactions represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The sale of these securities occurred without general solicitation or advertising.

The information above is qualified in its entirety by reference to the Shares for Debt Agreements, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant ahs filed as exhibits to this Report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
Exhibit No.	Description
10.1	Shares for Debt Agreement (LeFevre)
10.2	Shares for Debt Agreement (Absher)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMETRIX CORPORATION
(Registrant)

Date: July 29, 2005
/s/ George Lefevre
George Lefevre, CFO